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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 31, 2002

WASHINGTON GROUP INTERNATIONAL, INC.

Commission File Number 1-12054

A Delaware corporation

IRS Employer Identification No. 33-0565601

720 PARK BOULEVARD, BOISE, IDAHO 83729

208/386-5000

Item 5. Other Matters.

        On May 31, 2002, Stephen G. Hanks, President and Chief Executive Officer of Washington Group International, Inc. (the "Company"), issued a letter to the Company's employees, summarizing the Company's first quarter results and describing its commitment to continue to secure new work.

        A copy of the above-mentioned employee letter is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

        The attached letter contains forward-looking statements within the meaning of the private securities litigation reform act of 1995, which are identified by the use of forward-looking terminology such as may, will, could, should, expect, anticipate, intend, plan, estimate, or continue or the negative thereof or other variations thereof. Such forward-looking statements are necessarily based on various assumptions and estimates and are inherently subject to various risks and uncertainties, including risks and uncertainties relating to the possible invalidity of the underlying assumptions and estimates and possible changes or developments in social, economic, business industry, market, legal, and regulatory circumstances and conditions and actions taken or omitted to be taken by third parties, including the corporation's customers, suppliers, business partners, and competitors and legislative, regulatory, judicial, and other governmental authorities and officials.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WASHINGTON GROUP INTERNATIONAL, INC.
By:	/s/ CRAIG G. TAYLOR Craig G. Taylor Secretary

May 31, 2002

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  Item 5. Other Matters.
Signature